Exhibit 32

SECTION 1350 CERTIFICATION

The undersigned certify that:

(1)       The accompanying Quarterly Report on Form 10-Q/A for the period ended March 31, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the accompanying Quarterly Report on Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 29, 2010	/s/ Scott F. Drill
Scott F. Drill President and Chief Executive Officer (principal executive officer)

Date: January 29, 2010	/s/ Justin W. Shireman
Justin W. Shireman Vice President, Finance and Chief Financial Officer (principal financial officer)